                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) NOVEMBER 10, 2004

                              --------------------

                              DATATEC SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                   000-20688                   94-2914253
        --------                   ---------                   ----------
(State or Other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)

                1275 ALDERMAN DRIVE, ALPHARETTA, GA          30005
     ---------------------------- -----------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

        Registrant's telephone number, including area code (770) 667-8488
                                                           --------------

                                       N/A
               -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE  OF  DIRECTORS   OR  PRINCIPAL   OFFICERS;   ELECTION  OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 15, 2004, Datatec Systems,  Inc. (the "Company") issued a press release announcing (i) the resignation of Per-Olof Loof as Chairman of the Board of Directors (the "Board") and as a member of the Board  effective  November 12,
2004 and (ii) the  resignations  of Walter  Grossman  and Robert H.  Friedman as
members  of the  Board  effective  November  10,  2004 and  November  11,  2004, respectively. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01    OTHER EVENTS.

     On November 15, 2004, the Company issued a press release announcing (i) the formation of a special independent  committee of the Board to review,  negotiate and authorize  agreements related to any financial  restructuring or sale of the
Company and (ii) that Raul Pupo, the Company's Chief Executive Officer,  intends to lead a group of investors, including Walter Grossman, to bid on the assets of the Company.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

EXHIBIT NUMBER       DESCRIPTION
--------------       -----------

99.1                 Press Release dated November 15, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                  DATATEC SYSTEMS, INC.
                                     (Registrant)

Date:  November 15, 2004
                                  By:    /s/ Richard K. Davis
                                         -------------------------------
                                  Name:  Richard K. Davis
                                  Title: Vice President and General Counsel